COLONIAL HIGH INCOME MUNICIPAL TRUST
                One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 30, 1997

Dear Shareholder:

     The Annual Meeting of Shareholders (Meeting) of Colonial High Income Municipal Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Friday, May 30, 1997, at 10:00 a.m., Eastern time, to:

          1.     Elect five Trustees;

          2.     Ratify or reject the selection of independent accountants; and

          3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                                     By order of the Trustees,





                                                     Arthur O. Stern, Secretary



April 24, 1997

     NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

HI-85/555D-0497

                                 PROXY STATEMENT
                               General Information

                                                                 April 24, 1997

         The enclosed proxy, which was first mailed on April 24, 1997, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

         Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 3, 1997, the Fund had outstanding 30,918,576 shares of beneficial interest. Shareholders of record at the close of business on March 3, 1997 will have one vote for each share held. As of March 3, 1997, The Depository Trust Company (Cede & Co.), 7 Hanover Square, New York, New York 10004 owned of record 80.25% of the Fund's outstanding shares.

         Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

         Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02110 or by calling 1-800-426-3750.

1.         Election of Five Trustees.

         Messrs. Birnbaum, Grinnell, Ireland, Mayer and Moody (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve three years or until a successor is elected. The Board of Trustees consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. The Board is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

        1998                     1999                    2000
        ----                     ----                    ----

        Mr. Bleasdale            Ms. Collins             Mr. Birnbaum
        Mr. Lowry                Mr. Sullivan            Mr. Grinnell
        Mr. Neuhauser            Mr. Weeks               Mr. Ireland
        Mr. Shinn                                        Mr. Mayer
                                                         Mr. Moody

         The following table sets forth certain  information  about the Board of
Trustees:

                                                                          Shares
                                                                         Beneficially
                                                                         Owned and
                                                                         Percent of
                                                                         Fund at
Name             Trustee                                                   March 3,
(Age)            since   Principal Occupation (1) and Directorships   1997 (2)
Robert J. Birnbaum 1995  Retired (formerly Special Counsel, Dechert         ----
(69)                     Price & Rhoads--law).  Director or Trustee:
                         Colonial Funds, Liberty All-Star Equity Fund,
                         Liberty All Star Growth Fund, Inc. (formerly
                         The Charles Allmon Trust, Inc.), The Emerging
                         Germany Fund.

Tom Bleasdale      1989  Retired (formerly Chairman of the Board and        ----
(66)                     Chief Executive Officer, Shore Bank & Trust
                         Company--banking). Director or Trustee:
                         Colonial Funds, The Empire Company.

Lora S. Collins    1992  Attorney (law) (formerly Attorney, with            ----
(61)                     Kramer, Levin, Naftalis, Nessen, Kamin &
                         Frankel--law). Trustee: Colonial Funds.

James E. Grinnell  1995  Private Investor.  Director or Trustee:            ----
(67)                     Colonial Funds, Liberty All-Star Equity Fund,
                         Liberty All-Star Growth Fund, Inc. (formerly
                         The Charles Allmon Trust, Inc.).

William D. Ireland, Jr.  Retired.  Trustee:  Colonial Funds.                ----
(73)               1992

Richard W. Lowry   1995  Private Investor.  Director or Trustee:            ----
(60)                     Colonial Funds, Liberty All-Star Equity Fund,
                         Liberty All-Star Growth Fund, Inc. (formerly
                         The Charles Allmon Trust, Inc.).

William E. Mayer*  1994  Partner, Development Capital LLC                   ----
(56)                     (investments) (formerly Dean of the College
                         of Business and Management, University of
                         Maryland--higher education; Dean of the Simon
                         Graduate School of Business, University of
                         Rochester--higher education).  Director or
                         Trustee:  Colonial Funds, Hambrecht & Quist
                         Incorporated, Chart House Enterprises,
                         Schuller Corp.

James L. Moody, Jr. 1989 Chairman of the Board and Director, Hannaford      ----
(65)                     Bros. Co. (food distributor) (formerly Chief
                         Executive Officer, Hannaford Bros. Co.).
                         Director or Trustee: Colonial Funds,
                         Penobscot Shoe Co., Sobeys Inc., UNUM
                         Corporation, IDEXX Laboratories, Staples, Inc.

John J. Neuhauser  1992  Dean of the School of Management, Boston           ----
(53)                     College (higher education).  Director or
                         Trustee: Colonial Funds, Hyde Athletic
                         Industries, Inc.

George L. Shinn    1992  Financial Consultant (formerly Chairman,           ----
(74)                     Chief Executive Officer and Consultant, The
                         First Boston Corporation--holding company).
                         Director or Trustee: Colonial Funds, The New
                         York Times Co.

Robert L. Sullivan 1989  Retired Partner, Peat Marwick Main & Co.           ----
(69)                     (management consulting) (formerly
                         self-employed Management Consultant).
                         Trustee: Colonial Funds.

Sinclair Weeks, Jr. 1992 Chairman of the Board, Reed & Barton               ----
(73)                     Corporation (metal products).  Trustee:
                         Colonial Funds.

*        Mr.  Mayer is an  "interested  person,"  as defined  by the  Investment
         Company Act of 1940 (1940 Act) because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On March 3, 1997, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

         In this Proxy Statement, "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

         The following table sets forth certain information about the executive officers of the Fund:

                          Executive
Name                      Officer
(Age)                     Since       Office with Fund: Principal Occupation (3)

  Harold W. Cogger        1993        President of the Fund and of the Colonial
  (61)                                Funds  (formerly Vice President):
                                      Chairman of the Board and Director of the Adviser (formerly President, Chief
                                      Executive Officer and Executive Vice
                                      President); Chairman of the Board and
                                      Director of The Colonial Group, Inc. (TCG)
                                      (formerly  President and Chief Executive
                                      Officer); Executive Vice President and
                                      Director of Liberty Financial Companies,
                                      Inc. (Liberty Financial); Director or
                                      Trustee: Liberty All-Star Equity Fund,
                                      Liberty All-Star Growth Fund, Inc.
                                      (formerly The Charles Allmon Trust, Inc.),
                                      Stein Roe & Farnham Incorporated.

  Davey S. Scoon          1993        Vice President of the Fund and of the
  (50)                                Colonial Funds (formerly Treasurer):
                                      Executive  Vice  President and Director of
                                      the   Adviser    (formerly   Senior   Vice
                                      President and  Treasurer);  Executive Vice
                                      President and Chief  Operating  Officer of
                                      TCG (formerly Vice President - Finance and
                                      Administration and Treasurer).

  Timothy J. Jacoby       1996        Treasurer and Chief Financial Officer of
  (44)                                the Fund and of the Colonial Funds: Senior
                                      Vice  President  of the Adviser  (formerly
                                      Senior Vice President, Fidelity Accounting
                                      and   Custody   Services   and   Assistant
                                      Treasurer    to    Fidelity    Group    of
                                      Funds--investment management).

  Peter L. Lydecker       1993        Chief Accounting Officer and Controller of
  (43)                                the Fund and of the Colonial Funds
                                      (formerly Assistant Controller):  Vice
                                      President of the Adviser (formerly
                                      Assistant Vice President).

  Arthur O. Stern         1989        Secretary of the Fund and of the Colonial
  (58)                                Funds: Director, Executive Vice President,
                                      General  Counsel,  Clerk and  Secretary of
                                      the  Adviser;   Executive  Vice  President
                                      Legal and Clerk of TCG (formerly Executive
                                      Vice   President  -  Compliance  and  Vice
                                      President - Legal).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

                   Trustee's Compensation, Meetings and Committees

         The members of the Board of Trustees received the following compensation from the Fund for the fiscal year ended December 31, 1996 and from the Colonial Funds complex for the calendar year ended December 31, 1996, for serving as Trustees(4):


                                                Total Compensation
                           Aggregate            From Fund And
                           Compensation         Fund Complex Paid To
                           From Fund For The    The Trustees For The
                           Fiscal Year Ended    Calendar Year Ended
Trustee                    December 31, 1996    December 31, 1996(5)
-------                    -----------------    --------------------

Robert J. Birnbaum          $1,485               $ 92,000
Tom Bleasdale                1,770(6)             104,500(7)
Lora S. Collins              1,546                 92,000
James E. Grinnell            1,565                 93,000
William D. Ireland, Jr.      1,833                109,000
Richard W. Lowry             1,600                 95,000
William E. Mayer             1,525                 91,000
James L. Moody, Jr.          1,790(8)             106,500(9)
John J. Neuhauser            1,594                 94,500
George L. Shinn              1,755                105,500
Robert L. Sullivan           1,707                102,000
Sinclair Weeks, Jr.          1,850                110,000

(4) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(5) At December 31, 1996, the Colonial Funds complex consisted of 37 open-end and 5 closed-end management investment company portfolios.
(6)     Includes $751 payable in later years as deferred compensation.
(7)     Includes $51,500 payable in later years as deferred compensation.
(8) Total compensation of $1,790 will be payable in later years as deferred compensation.
(9) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.

         The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                                    Total Compensation From Liberty
                                    Funds For The Calendar Year
Trustee                             Ended December 31, 1996 (10)
-------                             ----------------------------

Robert J. Birnbaum                  $25,000
James E. Grinnell                    25,000
Richard W. Lowry                     25,000

(10) At December 31, 1996, the Liberty Funds were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).

         During the Fund's fiscal year ended December 31, 1996, the Board of Trustees held seven meetings.

         The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Lowry, Moody, Shinn, Sullivan and Weeks, met four times during the Fund's fiscal year ended December 31, 1996. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

          The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Neuhauser, Sullivan and Weeks, met twice during the Fund's fiscal year ended December 31, 1996. The Committee reviews compensation of the Board of Trustees.

         The Nominating Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody and Weeks, did not meet during the Fund's fiscal year ended December 31, 1996. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

         During the Fund's fiscal year ended December 31, 1996, each of the current Trustees, attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

         If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                                  Required Vote

         A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                           Description of the Adviser

         The Adviser is a wholly-owned subsidiary of TCG which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.         Ratification of Independent Accountants.

         Price Waterhouse LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending December 31, 1997, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                                  Required Vote

         Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

3.                  Other Matters and Discretion of Attorneys Named in the Proxy

As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

The Meeting is to be held at the same time as meetings of the shareholders of Colonial InterMarket Income Trust I and Colonial Investment Grade Municipal Trust. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

         If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 30, 1997, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

        Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities  Exchange Act of 1934, as amended,  and
Section 30(f) of the 1940 Act, as amended, required the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such filings that were so furnished to the Fund, the Fund believes that Stephen E. Gibson, a Director and the President and Chief Executive Officer of the Adviser and TCG, filed a late Form 3 (Initial Statement of Beneficial Ownership), on which he reported no holdings of the Fund.

                    Date for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1998 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before December 26, 1997.

      Shareholders are urged to vote, sign and mail their proxies immediately.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]




                      COLONIAL HIGH INCOME MUNICIPAL TRUST

                This Proxy is Solicited on Behalf of the Trustees

P
R
O  The undersigned shareholder hereby appoints Harold W. Cogger,
X  Nancy L. Conlin, Michael  H.  Koonce  and  Arthur O.  Stern,  and
Y each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust, to be held at Boston, Massachusetts, on Friday, May 30, 1997, and at any adjournments, as follows on the reverse side.




         CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
                                                                SIDE

/ X / Please mark
      votes as in
      this example.

This proxy when properly executed will be voted in the manner directed above and, absent direction will be voted for items 1 and 2 listed below.

1.ELECTION OF FIVE TRUSTEES.  (Item 1 of the Notice)

Nominees:  Robert J. Birnbaum, .   2.   PROPOSAL TO RATIFY THE      FOR    AGAINST     ABSTAIN
           James E. Grinnell,           SELECTION OF                /  /   /   /       /   /
           William D. Ireland, Jr.,     INDEPENDENT
           William E. Mayer,            ACCOUNTANTS (Item 2 of
           James L. Moody, Jr.          the Notice)
           FOR         WITHHELD
           /     /     /     /

                                          3.  IN THEIR DISCRETION, UPON SUCH
                                              OTHER MATTERS AS MAY PROPERLY
                                              COME BEFORE THE MEETING.

/    /_________________________________
      For all nominees except as noted        MARK HERE
      above                                   FOR ADDRESS   /    /
                                              CHANGE AND
                                              NOTE AT LEFT


                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THIS PROXY PROMPTLY USING THE
                                             ENCLOSED ENVELOPE.

                                             Please sign exactly as name appears
                                             hereon.  When  signing as attorney,
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized  officer.  If a
                                             partnership,    please    sign   in
                                             partnership   name  by   authorized
                                             person.


Signature:___________________           Date:_________________
Signature:___________________           Date:_________________